Exhibit 15.2

ENFORCEMENT DECREE OF THE FRAMEWORK ACT ON

TELECOMMUNICATIONS

Amended by Enforcement Decree No. 22605 of Dec. 31, 2010, effective Jan. 24, 2011

CHAPTER I GENERAL PROVISIONS

Article 1 (Purpose)

The purpose of this Enforcement Decree is to provide matters delegated under the Framework Act on Telecommunications (the “Act”) and matters necessary for its enforcement.

CHAPTER II Deleted <2009.8.18>

Article 2 Deleted <2009.8.18>

Article 3 Deleted <2009.8.18>

Article 4 Deleted <2009.8.18>

Article 5 Deleted <2009.8.18>

Article 6 Deleted <2009.8.18>

Article 7 Deleted <2009.8.18>

Article 8 Deleted <2009.8.18>

Article 9 Deleted <2009.8.18>

Article 10 Deleted <2009.8.18>

CHAPTER III TELECOMMUNICATIONS FACILITIES AND EQUIPMENT

Article 11 Deleted <2010.12.27>

Article 12 Deleted <2010.12.27>

Article 13 Deleted <2010.12.27>

Article 14 Deleted <2010.12.27>

Article 15 Deleted <2010.12.27>

Article 16 Deleted <2010.12.27>

Article 17 Deleted <2010.12.27>

Article 18 Deleted <2010.12.27>

Article 19 Deleted <2010.12.27>

Article 20 Deleted <2010.12.27>

Article 21 Deleted <2010.12.27>

Article 22 Deleted <2010.12.27>

Article 23 Deleted <2010.12.27>

Article 24 Deleted <2010.12.27>

Article 25 Deleted <2010.12.27>

Article 26 Deleted <2010.12.27>

Article 27 Deleted <2010.12.27>

Article 28 Deleted <2010.12.27>

Article 29 Deleted <2010.12.27>

Article 30 Deleted <2010.12.27>

Article 31 Deleted <2010.12.27>

Article 32 Deleted <2010.12.31>

CHAPTER IV Deleted <2010.12.27>

Article 33 Deleted <2010.12.27>

Article 34 Deleted <2010.12.27>

Article 35 Deleted <2010.12.27>

Article 36 Deleted <2010.12.27>

Article 37 Deleted <2010.12.27>

Article 38 Deleted <2010.12.27>

Article 39 Deleted <2010.12.27>

Article 40 Deleted <2010.12.27>

Article 41 Deleted <2010.12.27>

Article 42 Deleted <2010.12.27>

CHAPTER IV Deleted <2010.12.27>

Article 43 Deleted <2010.12.27>

Article 44 Deleted <2010.12.27>

Article 45 Deleted <2010.12.27>

Article 46 Deleted <2010.12.27>

Article 47 Deleted <2010.12.27>

Article 48 Deleted <2010.12.27>

Article 49 Deleted <2010.12.27>

Article 50 Deleted <2010.12.27>

Article 51 Deleted <2010.12.27>

CHAPTER VI SUPPLEMENTARY PROVISIONS

Article 52 Deleted <2010.12.27>

Article 53 Deleted <2010.12.27>

Article 54 Deleted <2010.12.31>

Article 54-2 Deleted <2010.12.27>

Article 55 Deleted <2010.12.31>

ADDENDA <Amended by No. 22605, Dec. 31, 2010>

Article 1 (Enforcement Date) This Decree shall be effective as of January 24, 2011. <Proviso Omitted>

Article 2 through Article 12 Omitted

Article 13 (Amendment of Other Laws) (1) through (3) Omitted

(4) Enforcement Decree of the Framework Act on Telecommunication shall be partly amended as follows:

Article 32 shall be deleted

Article 54 and Article 55 shall each be deleted.

(5) through (9) Omitted